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                                                                 Exhibit 10.94.1
                                                                  EXECUTION COPY


                                   AMENDMENT ONE
                                         TO
                       SUBORDINATED REVOLVING LOAN AGREEMENT

      AMENDMENT ONE TO SUBORDINATED REVOLVING LOAN AGREEMENT (this "AMENDMENT") dated as of May 22, 2001, (this "Amendment"), is by and between MIDWEST GENERATION, LLC, a Delaware limited liability company, as borrower ("Borrower"), and EDISON MISSION OVERSEAS CO., a Delaware corporation, as lender ("Lender").


                                  RECITALS

      A. The Borrower has entered into a Subordinated Revolving Loan Agreement dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "REVOLVING LOAN AGREEMENT") with Lender.

      B. Under Section 2.1 of the Revolving Loan Agreement, the Lender has committed a line of credit to the Borrower.

      C. The Borrower has requested, and, upon this Amendment becoming effective, the Lender has agreed, to increase the Revolving Loan Commitment to $2,500,000,000.

      D. The Lender is willing to increase the Revolving Loan Commitment and make loans to the Borrower on the terms and subject to the conditions contained in this Amendment.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. AMENDMENTS. Except as otherwise defined in this Amendment, terms defined in the Revolving Loan Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

      (a) SECTION 2.1 of the Revolving Loan Agreement is hereby amended by deleting the phrase "the aggregate principal amount of Revolving Loans outstanding shall not at any time exceed $2,000,000,000" at the end of the first and fourth sentences of Section 2.1 of the Revolving Loan Agreement and replaced them with the following:

      "shall not at any time exceed $2,500,000,000."

      2. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Revolving Loan Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

                        MIDWEST GENERATION, LLC
                        as Borrower




                        By:     /s/ G. Gary Garcia
                             -------------------------------------
                        Name:    G. Gary Garcia
                        Title:   Vice President and Treasurer




                        EDISON MISSION OVERSEAS CO.
                        as Lender




                        By:     /s/ John P. Finneran, Jr.
                             -------------------------------------
                        Name:    John P. Finneran, Jr.
                        Title:   Vice President